Exhibit 10.22F
EXECUTION COPY

OMNIBUS AMENDMENT NO. 7

This OMNIBUS AMENDMENT NO. 7, dated as of June 26, 2020 (this “Amendment”), is entered into by and among COFINA FUNDING, LLC, a Delaware limited liability company, as seller (the “Seller”), CHS INC. (“CHS”), a Minnesota corporation, as Servicer (in such capacity, the “Servicer”) and as an Originator, CHS CAPITAL, LLC, as an Originator (together with CHS, the “Originators”), each of the CONDUIT PURCHASERS, COMMITTED PURCHASERS and PURCHASER AGENTS set forth on the signature pages hereto, and MUFG BANK, LTD. F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH (“MUFG”), as administrative agent (in such capacity, the “Administrative Agent”) and is (i) the seventh amendment to the RPA (as defined below) and (ii) the sixth amendment to the Sale Agreement (as defined below).

RECITALS

A.    WHEREAS, the Seller, the Servicer, CHS, the Purchasers, the Purchaser Agents and the Administrative Agent have entered into that certain Amended and Restated Receivables Purchase Agreement, dated as of July 18, 2017 (as amended by that certain First Amendment to Amended and Restated Receivables Purchase Agreement dated as of June 28, 2018, as amended by that certain Second Amendment to Amended and Restated Receivables Purchase Agreement dated as of August 20, 2018, as amended by that certain Omnibus Amendment No. 3, dated as of September 4, 2018, as amended by that certain Fourth Amendment and Limited Waiver to Amended and Restated Receivables Purchase Agreement, dated as of September 21, 2018, as amended by that certain Omnibus Amendment No. 5 dated as of June 27, 2019, as amended by that certain Omnibus Amendment No. 6 dated as of May 1, 2020 and as further amended, restated, supplemented or otherwise modified through the date hereof, the “RPA”); and

B.    WHEREAS, pursuant to and in accordance with Section 13.1 of the RPA, the Seller, the Servicer, the Purchasers, the Purchaser Agents and the Administrative Agent desire to amend the RPA as provided herein;

C.    WHEREAS, the Originators and the Seller have entered into that certain Sale and Contribution Agreement, dated as of July 22, 2016 (as amended by that certain Omnibus Amendment No. 1, dated as of February 14, 2017, as amended by that certain Omnibus Amendment No. 2, dated as of July 18, 2017, as amended by that certain Omnibus Amendment No. 3, dated as of September 4, 2018, as amended by that certain Omnibus Amendment No. 5, dated as of June 27, 2019, as amended by that certain Omnibus Amendment No. 6, dated as of May 1, 2020 and as further amended, restated, supplemented or otherwise modified through the date hereof, the “Sale Agreement” and, together with the RPA, the “Agreements”); and

D.    WHEREAS, pursuant to and in accordance with Section 8.1 of the Sale Agreement, the Originators, the Seller, the Administrative Agent and the Purchasers desire to amend the Sale Agreement as provided herein.

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby agree as follows:

SECTION 1. Definitions and Interpretation. Each capitalized term used but not defined herein has the meaning ascribed thereto in Appendix A to the RPA. The rules of interpretation set forth in Appendix A to the RPA are hereby incorporated as if fully set forth herein. As used in this Agreement, unless the context requires a different meaning, the following terms have the meanings indicated herein below:

“MUFG Purchaser Agent” means MUFG, in its capacity as Purchaser Agent for the MUFG Purchaser Group.

“PNC” means PNC Bank, National Association.

“PNC Purchaser Agent” means PNC, in its capacity as Purchaser Agent for the PNC Purchaser Group.

“Rabobank” means Coöperatieve Rabobank U.A., New York Branch.

“Rabobank Purchaser Agent” means Rabobank, in its capacity as Purchaser Agent for the Rabobank Purchaser Group.

SECTION 2. Amendments to the RPA. The Seller, the Servicer, the Purchasers, the Purchaser Agents and the Administrative Agent hereby agree that the RPA is amended effective as of the date hereof as follows:

(a)        Section 4.4 of the RPA is hereby amended and restated in its entirety to read as follows:

“Section 4.4 Effect of Benchmark Transition Event.

(a) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Transaction Document, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, the Administrative Agent and the Seller may amend this Agreement to replace the LIBO Rate and LMIR with a Benchmark Replacement. Any such amendment mutually agreed between the Administrative Agent and the Seller with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all Purchasers and the Seller so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Purchasers comprising the Required Purchasers. Any such amendment with respect to an Early Opt-in Election mutually agreed between the Administrative Agent and the Seller will become effective on the date that Purchasers comprising the Required Purchasers have delivered to the Administrative Agent written notice that such Required Purchasers accept such amendment. No replacement of the LIBO Rate or LMIR with a

Benchmark Replacement pursuant to this Section 4.4 will occur prior to the applicable Benchmark Transition Start Date.

(b) Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement.

(c) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Seller and the Purchasers of (i) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date and Benchmark Transition Start Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes and (iv) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or Purchasers pursuant to this Section 4.4, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 4.4.

(d) Benchmark Unavailability Period. Upon the Seller’s receipt of notice of the commencement of a Benchmark Unavailability Period, none of the Purchasers or Purchaser Agents shall allocate any Rate Tranches with respect to Purchases made during such period or reallocate any Rate Tranches allocated to any then existing Yield Period ending during such period, to an Yield Period with respect to which Yield is calculated by reference to the LIBO Rate or LMIR.”.

(b)        Sections 7.1(aa)(ii) and (iii) and Sections 7.2(q)(ii) and (iii) of the RPA are hereby amended by replacing the date “June 26, 2020” where it appears therein with date “September 24, 2020” in its place.

(c)        The definition of “Dynamic Dilution Reserve Percentage (Receivables)” in Appendix A of the RPA is hereby amended by replacing the text “2.0” where it appears therein with the text “2.25” in its place.

(d)        The definition of “Dynamic Loss Reserve Percentage (Receivables)” in Appendix A of the RPA is hereby amended by replacing the text “2.0” where it appears therein with the text “2.25” in its place.

(e)        Clause (ee)(ii) of the definition of “Eligible Loan” in Appendix A to the RPA is hereby amended by replacing the date “June 26, 2020” where it appears therein with date “September 24, 2020” in its place.

(f)         The definition of “LIBO Rate” in Appendix A of the RPA is hereby amended and restated in its entirety to read as follows:

““LIBO Rate” means for any Yield Period, (a) the interest rate per annum designated as the LIBO Rate by the applicable Purchaser Agent for a period of three months that appears on the Reuters Screen LIBO Page as of 11:00 a.m. (London, England time) with respect to such Purchaser Agent or related Committed Purchaser on the second Business Day preceding the first day of such Yield Period (the “LIBOR Screen Rate”) or (b) if a rate cannot be determined under either of the foregoing clauses, an annual rate equal to the average (rounded upwards if necessary to the nearest 1/100th of 1%) of the rates per annum at which deposits in USD with a duration of three months in a principal amount substantially equal to the principal amount of the applicable Rate Tranche are offered to the principal London office of the applicable Purchaser Agent (or its related Committed Purchaser) by three London banks, selected by Administrative Agent in good faith, at about 11:00 a.m. London time on the second Business Day preceding the first day of such Yield Period. If the calculation of the LIBO Rate results in a LIBO Rate of less than zero (0), the LIBO Rate shall be deemed to be zero (0) for all purposes of this Agreement and the Transaction Documents.”.

(g)        The definition of “LMIR” in Appendix A of the RPA is hereby amended and restated in its entirety to read as follows:.

““LMIR” means for any day during any Yield Period, the interest rate per annum determined by the Purchaser Agent for the PNC Purchaser Group (which determination shall be conclusive absent manifest error) by dividing (i) the three-month Eurodollar rate for Dollar deposits as reported on the Reuters Screen LIBOR01 Page or any other service or page that may replace such page from time to time for the purpose of displaying offered rates of leading banks for London interbank deposits in Dollars, as of 11:00 a.m. (London time) on such day, or if such day is not a Business Day, then the immediately preceding Business Day (or if not so reported, then as determined by such Purchaser Agent from another recognized source for interbank quotation), in each case, changing when and as such rate changes, by (ii) a number equal to 1.00 minus the Euro-Rate Reserve Percentage on such day. The calculation of LMIR may also be expressed by the following formula:

Three-month Eurodollar rate for Dollars
shown on the Reuters Screen LIBOR01 Page or appropriate successor
LMIR =
1.00 - Euro-Rate Reserve Percentage

LMIR shall be adjusted on the effective date of any change in the Euro-Rate Reserve Percentage as of such effective date. Notwithstanding the foregoing, if LMIR as determined herein would be less than zero percent (0.00%), such rate shall be deemed to be zero percent (0.00%) for purposes of this Agreement.”.

(h)        The definition of “Purchase Termination Date” in Appendix A of the RPA is hereby amended and restated in its entirety to read as follows:

““Purchase Termination Date” means the earlier of (i) September 24, 2020, (ii) the occurrence of an Event of Default and (iii) sixty (60) days following the date of receipt by each of the other parties to this Agreement of a written notice of termination provided by Seller.”.

(i)        The following new defined terms are hereby added to Appendix A to the RPA in appropriate alphabetical sequence:

““Benchmark Replacement” means the sum of: (a) the alternate benchmark rate (which may include Term SOFR) that has been selected by the Administrative Agent and the Seller giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to the LIBO Rate and LMIR for U.S. dollar-denominated syndicated credit facilities and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Agreement.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the LIBO Rate or LMIR with an Unadjusted Benchmark Replacement for each applicable Yield Period, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Seller giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBO Rate or LMIR with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBO Rate or LMIR with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate”, the definition of “Bank Rate”, the definition of “Yield Period”, timing and frequency of determining rates and making payments of interest and other administrative matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement).

“Benchmark Replacement Date” means the earlier to occur of the following events with respect to the LIBO Rate:

(1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the LIBO Rate and LMIR permanently or indefinitely ceases to provide the LIBO Rate and LMIR; or

(2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the LIBO Rate and LMIR:

(1) a public statement or publication of information by or on behalf of the administrator of the LIBO Rate and LMIR announcing that such administrator has ceased or will cease to provide the LIBO Rate and LMIR, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the LIBO Rate and LMIR;

(2) a public statement or publication of information by the regulatory supervisor for the administrator of the LIBO Rate and LMIR, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for the LIBO Rate, a resolution authority with jurisdiction over the administrator for the LIBO Rate and LMIR or a court or an entity with similar insolvency or resolution authority over the administrator for the LIBO Rate and LMIR, which states that the administrator of the LIBO Rate and LMIR has ceased or will cease to provide the LIBO Rate and LMIR permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the LIBO Rate and LMIR; or

(3) a public statement or publication of information by the regulatory supervisor for the administrator of the LIBO Rate and LMIR announcing that the LIBO Rate and LMIR is no longer representative.

“Benchmark Transition Start Date” means (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by the Administrative Agent or the Required Purchasers, as applicable, by notice to the Seller, the Administrative Agent (in the case of such notice by the Required Purchasers) and the Purchasers.

“Benchmark Unavailability Period” means, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the LIBO Rate and LMIR and solely to the extent that the LIBO Rate and LMIR have not been replaced with a Benchmark Replacement, the period (x) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the LIBO Rate or LMIR for all purposes hereunder in accordance with Section 4.4 and (y) ending at the time that a

Benchmark Replacement has replaced the LIBO Rate and LMIR for all purposes hereunder pursuant to Section 4.4.

“Early Opt-in Election” means the occurrence of:

(1) (i) a determination by the Administrative Agent or (ii) a notification by the Required Purchasers to the Administrative Agent (with a copy to the Seller) that the Required Purchasers have determined that U.S. dollar-denominated syndicated credit facilities being executed at such time, or that include language similar to that contained in Section 4.4 are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace the LIBO Rate and LMIR, and

(2) (i) the election by the Administrative Agent or (ii) the election by the Required Purchasers to declare that an Early Opt-in Election has occurred and the provision, as applicable, by the Administrative Agent of written notice of such election to the Seller and the Purchasers or by the Required Purchasers of written notice of such election to the Administrative Agent.

“Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark, (or a successor administrator) on the Federal Reserve Bank of New York’s Website.

“Term SOFR” means the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.”.

(j)        Exhibit C to the RPA is hereby amended and restated in its entirety in the form of Schedule I.

SECTION 3. Amendments to the Sale Agreement. The Originators, the Seller, the Administrative Agent and the Purchasers hereby agree that, effective as of the date hereof, Sections 2.5 and 5.1(s)(ii) and (iii) of the Sale Agreement are hereby amended by replacing the date “June 26, 2020” where it appears therein with date “September 24, 2020” in its place.

SECTION 4. Amendments to Subordinated Note Financing Documents.

(a)    Each of the Parties hereby acknowledges and agrees that the notice and certifications made in clause (b) below satisfy the requirements under Section 5.1(u) of the Sale Agreement with respect to the Sub Note Financing Amendments (as defined below), including any notice requirements which shall be deemed satisfied or waived.
(b)    Pursuant to Section 5.1(u) of the Sale Agreement, each Originator hereby notifies the Seller, the Administrative Agent and the Purchaser Agents that concurrently herewith MUFG, CHS and CHS Capital, LLC intend to enter into (i) an amendment (“Amendment No. 3”) to the Master Framework Agreement, dated as of September 4, 2018 (as amended by Amendment No. 1, dated as of July 23, 2019, and Amendment No. 2, dated as of September 6, 2019), by and among MUFG, as buyer and buyer agent, the other buyers from time to time party thereto, CHS, as seller and seller agent, and CHS Capital, as seller, (ii) an amendment (“CHS Amendment No. 1”) to the Master Repurchase Agreement, dated as of September 4, 2018, between MUFG, as buyer, and CHS, as seller, and (iii) an amendment (“CHS Capital Amendment No. 1”, and together with Amendment No. 3 and CHS Amendment No. 1, the “Sub Note Financing Amendments”) to the Master Repurchase Agreement, dated as of September 4, 2018, between MUFG, as buyer, and CHS Capital, LLC, as seller. A copy of the Sub Note Financing Amendments are attached hereto as Schedule II. In addition, each Originator hereby represents and warrants that the Sub Note Financing Amendments could not reasonably be expected to have a material adverse effect on (i) the ability of any Originator or the Seller to perform its obligations under the Sale Agreement or any other Transaction Document, (ii) the validity or enforceability against any Originator of any Transaction Document, (iii) the value, validity, enforceability or collectability of the Assets and the Related Security (each as defined in the Sale Agreement) with respect thereto or, in each case, any material portion thereof, (iv) the status, existence, perfection, priority, enforceability or other rights and remedies of the Seller or the Administrative Agent under the Transaction Documents or associated with its respective interest in the Assets and Related Security (each as defined in the Sale Agreement) with respect thereto or (v) the business, assets, liabilities, property, operations or financial condition of any Originator.

SECTION 5. Assignment and Reallocation.

(a)    Immediately prior to the Effective Date, in consideration of the payment of $0.00 by Rabobank to Coöperatieve Rabobank U.A. and $163,392,857.17 by Rabobank to Nieuw Amsterdam, each of Coöperatieve Rabobank U.A. and Nieuw Amsterdam hereby transfers to Rabobank 100% of Coöperatieve Rabobank U.A.’s and Nieuw Amsterdam’s, as applicable, right, title and interest in its portion of its Purchaser Group’s aggregate Purchaser Group Investment then outstanding (together, the “Rabobank Investment Amount”) in accordance with Section 13.3(c) and (d) of the RPA and all related rights and obligations under the RPA to the extent of the Rabobank Investment Amount, and Rabobank hereby accepts such transfer.

(b)    On the first Settlement Date following the Effective Date, Rabobank shall pay to each of Coöperatieve Rabobank U.A. and Nieuw Amsterdam its respective aggregate amount of interest, fees and expenses due under the RPA and any other Transaction Document owing to Coöperatieve Rabobank U.A. and Nieuw Amsterdam, as applicable, as of the Effective Date (including the Fee Letter). Upon the assignment of the Rabobank Investment Amount in accordance with clause (a) above, each of Coöperatieve Rabobank U.A. and Nieuw Amsterdam shall cease to be a party to the

RPA, the Fee Letter and each other Transaction Document and shall no longer have any rights or obligations as a Committed Purchaser or a Conduit Purchaser, as applicable, under the RPA or any other Transaction Document (other than such rights which by their express terms survive termination thereof).
(c)    Following the assignment in clause (a) and (b) above, on the date hereof, at the direction of the Administrative Agent, the Purchaser Agents of each Purchaser Group shall make and receive payments to and from the Administrative Agent so that, after giving effect thereto, the Total Investment is held ratably by the Purchasers in accordance with the Ratable Share of such Purchaser’s Purchaser Group, which, for the purposes of this Section 5, will be as set forth opposite such Purchaser’s name on Exhibit C to the RPA (as amended by this Amendment).

SECTION 6. Agreements in Full Force and Effect as Amended. Except as specifically amended hereby, all provisions of the Agreements shall remain in full force and effect. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreements other than as expressly set forth herein and shall not constitute a novation of the Agreements.

SECTION 7. Representations and Warranties. Each of the Seller, the Servicer and the Originators hereby represent and warrant to the Administrative Agent and the Purchasers, as of the date of this Amendment, as follows:

(a)    this Amendment has been duly executed and delivered by it;

(b)    this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as limited by bankruptcy, insolvency, moratorium, fraudulent conveyance or other laws relating to the enforcement of creditors’ rights generally and general principles of equity (regardless of whether enforcement is sought at equity or law);

(c)    no authorization or approval or other action by, and no notice to, license from or filing with, any Governmental Authority is required for the due execution, delivery and performance of this Amendment;

(d)    the execution, delivery and performance by it of this Amendment (i) is within its limited liability company or corporate powers, (ii) has been duly authorized by all necessary limited liability company or corporation action, and (iii) does not contravene, violate or breach (1) its organizational documents or (2) any Applicable Law; and

(e)    immediately after giving effect to this Amendment, (i) each of the representations and warranties of the Seller, the Servicer or the Originators, as applicable, set forth in the RPA (in the case of the Seller and the Servicer) or in the Sale Agreement (in the case of the Seller and the Originators), as modified hereby, that are qualified as to materiality are true and correct, and each not so qualified are true and correct in all material respects (except to the extent such representations and warranties explicitly refer solely to an earlier date or period, in which case they shall be true and correct as of such earlier date or period), and (ii) no Event of Termination,

Unmatured Event of Termination, Servicer Termination Event or Unmatured Servicer Termination Event has occurred and is continuing.

SECTION 8. Conditions to Effectiveness. This Amendment shall become effective (the “Effective Date”) upon receipt by the Administrative Agent of:

(a)    executed counterparts of this Amendment; duly executed and delivered by each party hereto; and

(b)    each of the Purchasers and the Administrative Agent shall have received all fees payable as of the Effective Date pursuant to that certain Fourth Amended and Restated Fee Letter, dated as of the Effective Date, among Seller, CHS, Administrative Agent and the Purchaser Agents.

SECTION 9.    Ratification of Performance Guaranty. After giving effect to this Amendment and the transactions contemplated hereby, all of the provisions of the Performance Guaranty shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.

SECTION 10. Miscellaneous.

(a)    This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or by electronic mail attachment in portable document format (.pdf) shall be effective as delivery of an originally executed counterpart.

(b)    Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(c)    THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF, EXCEPT TO THE EXTENT THAT THE PERFECTION, THE EFFECT OF PERFECTION OR PRIORITY OF THE INTERESTS OF THE ADMINISTRATIVE AGENT OR ANY PURCHASER IN THE POOL ASSETS OR RELATED ASSETS IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK).

(d)    Headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

(e)    Section 13.7 of the RPA is hereby incorporated as if fully set forth herein.

(f)    This Amendment is a Transaction Document and all references to a “Transaction Document” in the Agreements and the other Transaction Documents (including, without limitation, all such references in the representations and warranties in the Agreements and the other Transaction Documents) shall be deemed to include this Amendment.

(g)    Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Amendment or the transactions contemplated hereby.

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

COFINA FUNDING, LLC, as Seller and
Performance Guarantor

By:________________________________
Name:
Title:

CHS INC., as Servicer and an Originator and
Performance Guarantor

By:________________________________
Name:
Title:

CHS CAPITAL, LLC, as Servicer and an
Originator

By:________________________________
Name:
Title:

MUFG BANK, LTD. F/K/A THE BANK OF
TOKYO-MITSUBISHI UFJ, LTD., NEW
YORK BRANCH, as Administrative Agent, a
Committed Purchaser and Purchaser Agent for the
MUFG Purchaser Group

By:________________________________
Name:
Title:

VICTORY RECEIVABLES CORPORATION,
as a Conduit Purchaser

By:________________________________
Name:
Title:

Coöperatieve Rabobank U.A., NEW YORK
BRANCH, as a Committed Purchaser and as
Purchaser Agent for the Rabobank Purchaser
Group

By:
Name:
Title:

By:
Name:
Title:

Acknowledged and Agreed:

COÖPERATIEVE RABOBANK U.A., as a
Committed Purchaser
By:
Name:
Title:

By:
Name:
Title:

NIEUW AMSTERDAM RECEIVABLES
CORPORATION B.V., as a Conduit Purchaser

By:
Name:
Title:

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION, as a
Committed Purchaser

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION, as
Purchaser Agent for the PNC Purchaser Group

By:
Name:
Title:

Schedule I

Exhibit C
Purchaser Groups

Purchaser Group: MUFG Purchaser Group Conduit Purchaser: Victory Receivables Corporation Committed Purchaser: MUFG Bank, Ltd. Purchaser Agent: MUFG Bank, Ltd.	Purchaser Group Commitment: $212,500,000

Purchaser Group: Rabobank Purchaser Group Committed Purchaser: Coöperatieve Rabobank U.A., New York Branch Purchaser Agent: Coöperatieve Rabobank U.A., New York Branch	Purchaser Group Commitment: $212,500,000

Purchaser Group: PNC Purchaser Group Committed Purchaser: PNC Bank, National Association Purchaser Agent: PNC Bank, National Association	Purchaser Group Commitment: $75,000,000

Purchasers’ Total Commitment: $500,000,000

Schedule II

Sub Note Financing Amendments
[Attached.]